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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:  ( Date of earliest event reported )  June 4, 1996

Customedix Corporation
(Exact name of registrant as specified in its charter)

Delaware                           1-7081                     22-1844840
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)                 Identification
incorporation)                                                Number)

53 North Plains Industrial Road, Wallingford, Connecticut     06492
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:
(203) 284-9079




                                                Page 1 of 5 Pages
                                                Exhibit Index appears on Page 4

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Item 5.    Other Events.

           The press release of Customedix Corporation, dated June 4, 1996, is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

 (a)  (b)  Not applicable.

 (c)  Exhibits

      Exhibit 99    -    Press Release of Customedix Corporation, dated June 4,
                         1996.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 4, 1996                                CUSTOMEDIX CORPORATION

                                            By:
                                               -----------------------
                                               Name:
                                               Title:



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                                 EXHIBIT INDEX

                                                         Sequentially
                                                           Numbered
Exhibit No.                      Description                 Page
- -----------                      -----------             ------------

    99                   Press Release of Customedix
                         Corporation, dated June 4, 1996.



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